Exhibit 99.1

MobileIron Announces Fiscal Second Quarter 2015 Financial Results

Surpassed 9,000 Cumulative Customers Who Have Purchased Our Platform Since 2009

MOUNTAIN VIEW, Calif., July 30, 2015 - MobileIron (NASDAQ: MOBL), the leader in mobile enterprise security, today announced results for its second fiscal quarter ended June 30, 2015.

Second Quarter 2015 Financial Highlights

•	Gross billings were $38.9 million, up 11% year-over-year
•	Recurring billings were $25.1 million, up 36% year-over-year, and represented 65% of gross billings
•	GAAP revenue was $34.8 million, up 10% year-over-year
•	Non-GAAP revenue was $34.1 million, up 14% year-over-year
•	GAAP net loss per share was $0.32; non-GAAP net loss per share was $0.25

“I am pleased that the team achieved the high-end of our guidance targets and beat our expense guidance, and we still have more work to do. Billings from recurring sources hit an all-time high, surpassing the $100 million annualized run-rate in the quarter” said Bob Tinker, CEO, MobileIron. “We delivered a solid quarter, bringing significant innovations to market, adding new customers, and expanding existing ones. The most demanding customers choose MobileIron because of our track record of security, innovation, and scale.”

Second Quarter 2015 Business Highlights

Platform

•	Announced general availability of the 8.0 version of the company's award-winning mobile security platform for mobile apps, documents, and devices. Key features include:
o	First-to-market Visual Privacy. Visual Privacy builds trust between companies and employees by displaying privacy policy information to users on their devices.
o	Securing work documents in the personal cloud with MobileIron Key Manager. Key Manager empowers customers to use their own encryption keys as part of MobileIron’s innovative Content Security Service.
o	Securing deployments of Windows 10, Microsoft’s next generation PC operating system.
o	Expanding our award-winning AppConnect security framework to Android for Work.
o	Securing data-in-motion with Tunnel by extending MobileIron’s per-app VPN solution to Android and Windows.
o	Assisting helpdesks by adding remote support with Help@Work for Android.
•

Platform Ecosystem expansion: Launched 13 new AppConnect-enabled applications in the second quarter, from partners such as Box, EMC, and IBM, as well as four new ServiceConnect (formerly known as Technology Alliance) infrastructure integrations.

Channels

•	Launched AT&T Work platform, which separates business and personal voice calls by making work-related phone calls over the platform rather than through the employee's wireless carrier.
•	Grew our global channel distribution with new partners Sogeti (France), Telefonica (Europe), and Telestar (Australia).
•	Our largest reseller AT&T, represented approximately 17% of GAAP revenue for the quarter.

Milestones and Recognition

•	For the fifth consecutive year, MobileIron was positioned in the Leaders Quadrant of the Magic Quadrant for Enterprise Mobility Management.*
•

Granted three additional patents: US Patent Number 9,042,862 "Mobile activity intelligence", US Patent Number 9,043,460 "Distributed management with embedded agents in enterprise apps ", and 9,059,974 “Secure mobile app connection bus.” Total number of patents at 21.

•	Expanded our Customer Success department with new offices in Austin, TX.

Financial Outlook

The company is providing the following outlook for its fiscal third quarter 2015 (ending September 30, 2015):

•	Total billings are expected to be between $40 million and $42 million.
•	Total non-GAAP revenue is expected to be between $37 million and $38 million, and GAAP revenue is expected to be between $37.3 million and $38.3 million.
•	Non-GAAP operating expenses are expected to be between $45 million and $46 million.

The company is providing the following outlook for its fiscal year 2015 (ending December 31, 2015):

•	Total billings are expected to be between $160 million and $170 million.
•	Total non-GAAP revenue is expected to be between $140 million and $150 million, and GAAP revenue is expected to be between $141.8 million and $151.8 million.

All forward-looking non-GAAP financial measures contained in this section "Financial Outlook" exclude estimates for stock-based compensation expenses, amortization of intangible assets, and perpetual license revenue recognized from licenses delivered prior to 2013.

While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables for its fiscal second quarter 2014 and 2015 included in this press release.

As previously disclosed, in November 2012, Good Technology filed a lawsuit against MobileIron in federal court in the Northern District of California alleging false and misleading representations concerning Good Technology products and infringement of certain patents held by them. In March 2013, MobileIron counterclaimed against Good Technology for infringement of a MobileIron patent. Trial in the case is currently ongoing. Results for MobileIron’s second quarter may be subject to adjustment depending on possible developments in the case.

Conference Call and Webcast

MobileIron will host a conference call and live webcast at 5:30 a.m. Pacific Daylight Time (8:30 a.m. EDT) to discuss the company’s financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-778-327-3988 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com/. A replay will be available through the same link or by dialing (858) 384-5517 and referencing conference ID#904300 through September 30, 2015.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding MobileIron’s revenue and other GAAP and non-GAAP financial metrics and other statements regarding trends in the company's business, including statements regarding MobileIron’s GAAP and non-GAAP revenue and operating expense targets, growth in our customer base, increasing customer adoption, and expected benefits from new product offerings. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including MobileIron's limited operating history, quarterly fluctuations in MobileIron’s operating results, MobileIron’s need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, competitive pressures, product mix shift, customer adoption, changes by operating system providers and mobile device manufacturers, MobileIron’s inability to manage growth, the quality of MobileIron support, and MobileIron’s reliance on channel partners.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

*  Gartner "Magic Quadrant for Enterprise Mobility Management Suites" by Terrence Cosgrove, Rob Smith, Chris Silva, John Girard, Bryan Taylor, June 8, 2015

Disclaimer:

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About MobileIron

MobileIron provides the secure foundation for companies around the world to transform into Mobile First organizations. For more information, please visit www.mobileiron.com.

“MobileIron” and the MobileIron Planet M logo are registered trademarks of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2014 AND JUNE 30, 2015
(Amounts in thousands)
(Unaudited)

	December 31, 2014	June 30, 2015
Assets
Current Assets:
Cash and cash equivalents	$104,287	$45,739
Short-term investments	13,869	61,970
Accounts receivable - net	34,676	32,037
Prepaid expenses and other current assets	4,018	5,690
Total current assets	156,850	145,436
Long-term investments	22,220	9,626
Property and equipment - net	3,978	4,752
Intangible assets - net	2,132	1,685
Goodwill	5,475	5,475
Other assets	1,187	1,715
Total Assets	$191,842	$168,689

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable	$1,137	$2,369
Accrued expenses	21,169	16,074
Deferred revenue - current	44,096	48,645
Total current liabilities	66,402	67,088
Deferred revenue - noncurrent	10,078	12,596
Other long-term liabilities	268	304
Total liabilities	76,748	79,988
Stockholders’ Equity:
Common stock	8	8
Additional paid-in capital	305,809	325,389
Accumulated deficit	(190,723)	(236,696)
Total stockholders’ equity	115,094	88,701

Total Liabilities and Stockholders' Equity	$191,842	$168,689

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2014	June 30, 2015
Revenue:
Perpetual license	$15,933	$12,347
Subscription	7,104	11,217
Software support and services	8,430	11,193
Total revenue (1)	31,467	34,757
Cost of revenue:
Perpetual license (2)	1,013	627
Subscription (1)	1,466	1,688
Software support and services (1)	3,429	4,254
Total cost of revenue	5,908	6,569
Gross profit	25,559	28,188
Operating expenses:
Research and development (1)	11,919	14,899
Sales and marketing (1)	25,063	29,037
General and administrative (1)	5,117	9,105
Amortization of intangible assets (2)	365	-
Total operating expenses	42,464	53,041
Operating loss	(16,905)	(24,853)
Other expense - net	95	16
Loss before income taxes	(17,000)	(24,869)
Income tax expense	111	144
Net loss	$(17,111)	$(25,013)
Net loss per share, basic and diluted	$(0.66)	$(0.32)
Weighted-average shares used to compute net loss per share, basic and diluted	26,028	78,198

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$98	$-
Cost of revenue
Subscription	33	80
Software support and services	295	363
Research and development	1,687	2,149
Sales and marketing	1,498	2,193
General and administrative	895	1,167
	$4,506	$5,952
(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$169	$223
Operating expenses	365	-
	$534	$223

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 31, 2014 AND 2015
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2014	June 30, 2015
Revenue:
Perpetual license	$30,608	$24,406
Subscription	13,070	21,414
Software support and services	16,002	22,431
Total revenue (1)	59,680	68,251
Cost of revenue:
Perpetual license (2)	2,124	1,226
Subscription (1)	2,706	3,427
Software support and services (1)	6,315	8,411
Total cost of revenue	11,145	13,064
Gross profit	48,535	55,187
Operating expenses:
Research and development (1)	22,218	28,400
Sales and marketing (1)	46,827	54,842
General and administrative (1)	9,725	17,503
Amortization of intangible assets (2)	417	-
Total operating expenses	79,187	100,745
Operating loss	(30,652)	(45,558)
Other expense - net	192	138
Loss before income taxes	(30,844)	(45,696)
Income tax expense	229	277
Net loss	$(31,073)	$(45,973)
Net loss per share, basic and diluted	$(1.67)	$(0.59)
Weighted-average shares used to compute net loss per share, basic and diluted	18,590	77,599

(1) Includes stock-based compensation expense as follows:
Contra-revenue	$123	$-
Cost of revenue
Subscription	58	171
Software support and services	371	702
Research and development	2,935	3,877
Sales and marketing	2,114	4,028
General and administrative	1,331	2,310
	$6,932	$11,088
(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$238	$447
Operating expenses	417	-
	$655	$447

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2014 and 2015
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2014	June 30, 2015

Cash flows from operating activities:
Net loss	$(31,073)	$(45,973)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	6,932	11,088
Depreciation	1,085	1,253
Amortization of intangible assets	655	447
Loss on disposal of equipment	21	—
Accretion of investment securities	—	151
Provision for doubtful accounts	—	150
Changes in operating assets and liabilities:
Accounts receivable	(4,187)	2,489
Other current and noncurrent assets	(817)	(2,050)
Accounts payable	1,167	1,232
Accrued expenses and other long-term liabilities	562	(3,457)
Deferred revenue	5,559	7,067
Net cash used in operating activities	(20,096)	(27,603)

Cash flows from investing activities:
Purchase of property and equipment	(1,415)	(2,027)
Maturities of investment securities	—	10,700
Purchases of investment securities	—	(46,359)
Net cash used in investing activities	(1,415)	(37,686)

Cash flows from financing activities:
Amount drawn from revolving line of credit	3,300	—
Repayments of revolving line of credit	(7,600)	—
Net proceeds from issuance of preferred stock	1,994	—
Proceeds from initial public offering	106,950	—
Payments of offering costs related to initial public offering	(3,440)	—
Proceeds from employee stock purchase plan	—	3,325
Proceeds from exercise of stock options	2,047	3,416
Net cash provided by financing activities	103,251	6,741

Net change in cash and cash equivalents	81,740	(58,548)
Cash and cash equivalents at beginning of period	73,573	104,287
Cash and cash equivalents at end of period	$155,313	$45,739

Non-GAAP financial measures and reconciliations

To supplement our financial results presented on a GAAP basis, we provide investors with certain non-GAAP financial measures, including gross billings, recurring billings, non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP financial measures exclude stock-based compensation, the amortization of intangible assets,  and perpetual license revenue recognized from licenses delivered prior to 2013:

Perpetual license revenue recognized from licenses delivered prior to 2013:  We have excluded the effect of perpetual license revenue recognized from licenses delivered prior to 2013 from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Because we had not established vendor specific objective evidence, or VSOE, of fair value of software support and services prior to January 1, 2013, we recognized perpetual license revenue ratably over the term of the related software support agreement. Upon establishing VSOE on January 1, 2013, we began to recognize perpetual license revenue upon delivery assuming all other revenue recognition criteria are met. As a result, our perpetual license revenue includes amounts related to licenses delivered prior to 2013. Revenue from these perpetual licenses delivered prior to 2013 has declined over each quarter since the quarter ended March 31, 2013 and will continue to decline sequentially until it is fully amortized.

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share. Amortization of intangible assets is significantly affected by the timing and size of our acquisitions. Amortization of intangible assets will recur in future periods.

Non-GAAP revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share:  We believe that the exclusion of perpetual license revenue recognized from licenses delivered prior to 2013, stock-based compensation expense, and the amortization of intangible assets, as relevant, from revenue, gross profit, gross margin, operating loss, operating margin, net loss, and net loss per share provides useful measures for management and investors because revenue recognized from licenses delivered prior to 2013 has and will continue to significantly decline over time until it is fully amortized, and stock-based compensation and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees. Similarly, amortization of intangible assets has been and will continue to be a recurring expense and has and will continue to contribute to our revenue earned.

Gross and recurring billings and free cash flow:  Our non-GAAP financial measures also include: gross billings, which we define as total revenue plus the change in deferred revenue in a period; recurring billings, which we define as total revenue less perpetual license, hardware, and professional services revenue plus the change in deferred revenue for subscription and software support arrangements in a period, adjusted for nonrecurring perpetual license billings; and free cash flow, which we define as cash used in operating activities less the amount of property and equipment purchased. We consider gross billings to be a useful metric for management and investors because subscription billings, excluding MRC, and software support and services billings drive deferred revenue, which is an important indicator of future revenue. Similarly, we consider recurring billings to be a useful metric because it is an important indicator of the portion of our business that we would expect to recur each year. There are a number of limitations related to the use of gross and recurring billings versus revenue calculated in accordance with GAAP. First, gross and recurring billings include amounts that have not yet been recognized as revenue. Second, our calculation of gross and recurring billings may be different from other companies that report similar financial measures. Third, MRC is not reflected in billings or revenue at the time the deal is booked, but instead is billed each month (and revenue is recognized each month) based on active usage. We compensate for these limitations by providing specific information regarding GAAP revenue and evaluating gross and recurring billings together with revenue calculated in accordance with GAAP. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on certain of these non-GAAP measures.

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2014	June 30, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$31,467	$34,757
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,428)	(616)
Non-GAAP total revenue	30,039	34,141

Non-GAAP gross profit reconciliation:
GAAP gross profit	$25,559	$28,188
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,428)	(616)
Stock-based compensation expenses	328	443
Amortization of intangible assets	169	223
Non-GAAP gross profit	$24,628	$28,238

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.2%	81.1%
GAAP to non-GAAP gross margin adjustments	0.8%	1.6%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	82.0%	82.7%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(16,905)	$(24,853)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,428)	(616)
Stock-based compensation expenses	4,408	5,952
Amortization of intangible assets	534	223
Non-GAAP operating loss	$(13,391)	$(19,294)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(53.7)%	(71.5)%
GAAP to non-GAAP operating margin adjustments	9.1%	15.0%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(44.6)%	(56.5)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(17,111)	$(25,013)
Perpetual license revenue recognized from licenses delivered prior to 2013	(1,428)	(616)
Stock-based compensation expenses	4,408	5,952
Amortization of intangible assets	534	223
Non-GAAP net loss	$(13,597)	$(19,454)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2014	June 30, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.66)	$(0.32)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.05)	(0.01)
Stock-based compensation expenses per share	0.17	0.08
Amortization of intangible assets	0.02	0.00
Non-GAAP net loss per share	$(0.52)	$(0.25)

Gross billings reconciliation:
Total revenue	$31,467	$34,757
Total deferred revenue, end of period	46,310	61,241
Less: Total deferred revenue, beginning of period	(42,836)	(57,094)
Total change in deferred revenue	3,474	4,147
Gross billings	$34,941	$38,904

Recurring billings reconciliation:
Total revenue	$31,467	$34,757
Less: Perpetual license revenue	(15,933)	(12,347)
Less: Professional services revenue	(638)	(433)
Subscription and software support deferred revenue, end of period	38,226	57,529
Less: Subscription and software support deferred revenue, beginning of period	(33,947)	(53,115)
Total change in subscription and software support deferred revenue	4,279	4,414
Less: Adjustments	(666)	(1,263)
Recurring billings	$18,509	$25,128

Free cash flow reconciliation:
Cash used in operating activities	$(9,759)	$(16,977)
Purchase of property and equipment	(919)	(1,072)
Free cash flow	$(10,678)	$(18,049)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2014	June 30, 2015

Non-GAAP total revenue reconciliation:
GAAP total revenue	$59,680	$68,251
Perpetual license revenue recognized from licenses delivered prior to 2013	(2,986)	(1,387)
Non-GAAP total revenue	56,694	66,864

Non-GAAP gross profit reconciliation:
GAAP gross profit	$48,535	$55,187
Perpetual license revenue recognized from licenses delivered prior to 2013	(2,986)	(1,387)
Stock-based compensation expenses	429	873
Amortization of intangible assets	238	447
Non-GAAP gross profit	$46,216	$55,120

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	81.3%	80.9%
GAAP to non-GAAP gross margin adjustments	0.2%	1.5%
Non-GAAP gross margin: non-GAAP gross profit over non-GAAP total revenue	81.5%	82.4%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(30,652)	$(45,558)
Perpetual license revenue recognized from licenses delivered prior to 2013	(2,986)	(1,387)
Stock-based compensation expenses	6,809	11,088
Amortization of intangible assets	655	447
Non-GAAP operating loss	$(26,174)	$(35,410)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(51.4)%	(66.8)%
GAAP to non-GAAP operating margin adjustments	5.2%	13.8%
Non-GAAP operating margin: non-GAAP operating loss over non-GAAP total revenue	(46.2)%	(53.0)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(31,073)	$(45,973)
Perpetual license revenue recognized from licenses delivered prior to 2013	(2,986)	(1,387)
Stock-based compensation expenses	6,809	11,088
Amortization of intangible assets	655	447
Non-GAAP net loss	$(26,595)	$(35,825)

MOBILEIRON, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2014	June 30, 2015
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(1.67)	$(0.59)
Perpetual license revenue recognized from licenses delivered prior to 2013 per share	(0.16)	(0.02)
Stock-based compensation expenses per share	0.37	0.14
Amortization of intangible assets	0.04	0.01
Non-GAAP net loss per share	$(1.42)	$(0.46)

Gross billings reconciliation:
Total revenue	$59,680	$68,251
Total deferred revenue, end of period	46,310	61,241
Less: Total deferred revenue, beginning of period	(40,751)	(54,174)
Total change in deferred revenue	5,559	7,067
Gross billings	$65,239	$75,318

Recurring billings reconciliation:
Total revenue	$59,680	$68,251
Less: Perpetual license revenue	(30,608)	(24,406)
Less: Professional services revenue	(1,217)	(1,703)
Subscription and software support deferred revenue, end of period	38,226	57,529
Less: Subscription and software support deferred revenue, beginning of period	(30,468)	(49,194)
Total change in subscription and software support deferred revenue	7,758	8,335
Less: Adjustments	(1,346)	(1,738)
Recurring billings	$34,267	$48,739

Free cash flow reconciliation:
Cash used in operating activities	$(20,096)	$(27,603)
Purchase of property and equipment	(1,415)	(2,027)
Free cash flow	$(21,511)	$(29,630)

MOBILEIRON, INC.
SUPPLEMENTAL INFORMATION
(Amounts in thousands)
(Unaudited)

	Three Months Ended
	30-Jun-14	30-Sep-14	31-Dec-14	31-Mar-15	30-Jun-15
GAAP Revenue
United States	$17,621	$20,457	$17,683	$17,826	$17,055
International	13,846	14,460	20,015	15,668	17,702
Total	31,467	34,917	37,698	33,494	34,757

Gross billings	$34,941	$38,240	$42,239	$36,414	$38,904
Recurring billings	18,509	20,170	24,164	23,611	25,128
Non-GAAP gross profit	24,628	27,893	30,938	26,881	28,238
Non-GAAP operating loss	(13,391)	(11,111)	(10,943)	(16,117)	(19,294)
Free cash flow	(10,678)	(9,828)	(8,349)	(11,581)	(18,049)

Components of Deferred Revenue
Software support	$23,544	$25,322	$29,213	$30,981	$34,645
Subscription	14,682	17,213	19,981	22,134	22,884
Other deferred revenue	8,084	7,098	4,980	3,979	3,712
Total	$46,310	$49,633	$54,174	$57,094	$61,241

Investor Contact:

Samuel Wilson

MobileIron

ir@mobileiron.com

650-282-7555

Media Contact:

Clarissa Horowitz

MobileIron

clarissa@mobileiron.com

415-608-6825